                                  Exhibit 10.4





================================================================================
                                    PDT, INC.
================================================================================
================================================================================
                               AMENDMENT NO. 3 TO
================================================================================
================================================================================
                           1989 STOCK OPTION AGREEMENT
================================================================================
     THIS AMENDMENT NO. 3 TO PDT, INC. NONSTATUATORY STOCK OPTION AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between PDT, Inc., a Delaware corporation (hereinafter, the "Company") and the undersigned (hereinafter, the "Optionee").
WHEREAS:

     A. The Company and the Optionee are parties to a Nonstatuatory Stock Option Agreement No. ___ dated ____ and Amendments 1 and 2 thereto (the "Agreement"; and

     B. The Company and the Optionee hereby wish to extend the expiration date of the Option Agreement.

NOW,  THEREFORE,   in  consideration  of  the  premises  and  the  promises  and representations hereinafter contained, it is agreed as follows:

     1. Section 3 (b) of the Agreement is hereby amended to read in its entirety:

     3. (b) Expiration Date. Except as otherwise provided herein, the Option shall expire at 5:00 p.m., Los Angeles, California time on or before ten (10) years from the date of grant of this Option. Notwithstanding the foregoing, if Participant ceases to be an Employee for any reason other than death or permanent disability within the meaning of Section 105(d) (4) of the Code, this Option shall: (i) expire 30 days after the first day Participant is no longer an Employee, if the shares issuable under the 1989 Plan have been registered by the Company with the Securities and Exchange Commission (SEC) on an appropriate registration statement, but in no event later than the expiration date specified under this subparagraph (b); or (ii) expire one year after the first day Participant is no longer an Employee, if the shares issuable under the 1989 Plan have not been registered by the Company with the SEC, but in no event later than the expiration date specified under this subparagraph (b); or (iii) expire 30 days after the shares issuable under the 1989 Plan have been registered by the Company with the SEC on an appropriate registration statement if the Participant is no longer an Employee at the time of the SEC registration and contingent upon written notice to the Participant by the Company of such SEC registration, but in no event later than the expiration date specified under this subparagraph
(b).

     If Participant dies while an Employee or ceases to be an Employee because of his or her permanent disability as defined above, this Option may be exercised by the personal representative of the estate of Participant (or, if Participant's estate has been closed, by his or her successors by bequest or inheritance) or by the Participant, respectively, for a period of six (6) months after Participant ceases to be an Employee, but in no event later than the expiration date specified under this subparagraph (b). If this Option remains exercisable pursuant to this subparagraph (b) after termination of Participant's employment, the Option may be exercised only to the extent Participant could have exercised the Option pursuant to subparagraph (c) on the date Participant ceased to be an Employee.

     2. Except as amended above, the Agreement is hereby ratified, confirmed and approved in its entirety and in all other respects.

     3. The Effective Date of this Amendment is July 31, 1996.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective on the date written above.

"PDT"                                               The "Optionee"
PDT, Inc.,                                          NAME
a Delaware Corporation

By: _______________________________       _________________________________
           Gary S. Kledzik, Ph.D.
           C.E.O. and Chairman